EXHIBIT 99.2

Serving Dealers in Global Credit Markets IntercontinentalExchange and Creditex Group Transaction Summary June 3, 2008

2 Certain statements in this presentation may contain forward-looking information regarding IntercontinentalExchange, Inc., Creditex Group Inc., and the combined company after the completion of the merger that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the merger transaction involving ICE and Creditex, including future strategic and financial benefits, the plans, objective, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE's management and Creditex's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those as set forth in the forward-looking statements: the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; regulatory changes or new interpretations of existing regulations could negatively impact the business; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks are identified in ICE's filings with the Securities and Exchange Commission, including ICE's Annual Report on Form 10-K for the year ended December 31, 2007. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligations to disclose material information under the Federal securities laws, ICE undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release. Forward-Looking Statements

Transaction Details

Transaction Overview 4 Creditex acquisition diversifies ICE into the expanding $62 trillion Credit Default Swaps (CDS) market in partnership with a market leader Enhances ICE's leadership among peers in the over-the-counter (OTC) markets Based on annualized 1Q08, Creditex revenue in excess of $200 million; EBITDA nearly $50 million Addresses regulatory and industry calls for improved risk management and infrastructure within the CDS market $625 million purchase price, plus a working capital adjustment to be determined at closing $565 million in stock; $60 million in cash (on hand) 13x multiple based on annualized 1Q 2008 EBITDA The stock consideration represents approximately 6% of ICE shares post-closing Closing expected late 3Q 2008 Expect to be accretive in 12-18 months from closing Landmark Strategic Combination Financial Consideration

5 Compelling Strategic Rationale Support expansion of over-the-counter (OTC) execution and processing services to the fast-growing $62+ trillion credit derivatives market Benefit from Creditex's strong revenue growth and attractive business model Diversify ICE revenues into the strategic CDS asset class Significant opportunities for expansion of Creditex's OTC trading model to other OTC dealer to dealer markets Creditex's platform is functionally able to support a range of OTC asset classes Proprietary Creditex e-trading technology addresses demand for anonymous big block execution, among other innovations, in serving CDS market demand Revenue Growth and Diversification Positions ICE to address recent calls by regulators and industry for improved OTC infrastructure ICE's post-trade assets provide additional resources to the T-Zero platform Other OTC Markets - Combination of T^Zero with eConfirm can provide robust, cross-asset class processing services needed for market scalability Expansion into New OTC markets Addresses Calls for Improved OTC Infrastructure Facilitates growth in CDS products, combines post-trade services, and leverages Creditex expertise in successful product development Revenue and expense synergies identified in multiple areas 2009 incremental pre-tax synergies: Revenue $4M-$6M; Expense $5M-$8M Revenue & Expense Synergies New Client Opportunities Combination of ICE and Creditex should allow further awareness of the respective products and services to attract new participants in the companies respective markets Well positioned to win and retain clients in the current competitive and regulatory environment

6 Summary Terms Expect to be accretive in 12-18 months from closing Estimated $0.04-$0.06 per share dilution on a GAAP-basis in the 2nd half of 2008 Reflects 13x multiple, based on annualized 1Q08 EBITDA of $12.1M ICE will acquire 100% of the outstanding common stock, preferred stock of Creditex, and options will be rolled over into options of ICE common stock; will represent approximately 6% of ICE shares post-closing $625 million purchase price, plus a working capital adjustment to be determined at closing $565 million in stock; $60 million in cash Expected to close in late 3Q 2008 Subject to Hart-Scott-Rodino (HSR), Financial Services Authority (FSA), and other regulatory approvals Management team of Creditex expected to remain in place Creditex, T-Zero, and Q-WIXX retain names Creditex Group becomes wholly-owned subsidiary of ICE Transaction Structure Closing Financial Impact Management/Corporate Structure

7 ICE: Market Leader Positioned for Continued Growth Combined company LTM revenue of approximately $832 MM Diversified product offering across multiple markets and geographies High growth markets and track record of success in both voice and electronic execution models Combines leaders in innovation and service; focus on meeting demand for enhanced risk management Adds to strong risk management and processing foundation

About Creditex Group

Creditex Overview

Creditex is a global leader in the execution and processing of Credit Default Swaps.

creditex Group Inc.

	Creditex	T-Zero	Q-WIXX
Business	▪ Dealer-to-Dealer Marketplace ▪ Electronic, hybrid and voice execution services for CDS	▪ Post Trade Processing Services ▪ Workflow, connectivity and trade date affirmation services for CDS	▪ Dealer-to-Client E-Trading ▪ Electronic execution for large single-name CDS lists
Clients	▪ Used globally by over 1,000 traders at the largest dealers	▪ Sell-side (17), buy-side (196) and prime brokers (10)	▪ 11 dealers and several of the world's largest hedge funds
Products & Innovations	▪ E-trading, Volume Clearing ▪ Delta Neutral Auctions and Netting ▪ Credit Fixings and Cash Settlement Auctions	▪ Affirmation and STP services ▪ Novation automation (Novations+) ▪ Warehouse integration (Gold Sync+)	▪ "Offers/Bids Wanted in Competition" (OWICS/BWICS) execution ▪ Bulk execution functionality
Revenue Model	▪ Per trade leg – bps on notional	▪ Fee per processing event	▪ Per trade executed – bps on notional
Electronic Penetration	▪ 38% of revenue electronic (77% Europe, 1% US)	▪ 100% electronic	▪ 100% electronic
Statistics	▪ Formed in 1999 ▪ 188 employees ▪ 101 brokers and broker support	▪ Launched 2005 ▪ Processing event growth 288% for 1Q08 vs. 1Q07 ▪ 39 employees	▪ Launched 2007 ▪ Over $1 billion notional executed in 1Q08 ▪ 11 employees

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10 Creditex Group Financial Profile Annual Revenue and EBITDA ($ in millions) (1) 1Q08 Financial Performance ($ in millions) 2005 2006 2007 1Q07 1Q08 + 49% Growth + 52% CAGR (1) The 2006 figures include the results of CreditTrade from November 21 through December 31. The 2007 figures include the full-year results of CreditTrade. 23% 77% 38% 62%

11 Creditex Trading Volume Growth Creditex Growth in Notional Trading(1) ($ in billions) Growth Drivers A leading player in the most liquid CDS products in the U.S. and Europe, including single names and indices Pioneered electronic trading, launching the RealTime platform in 2001 and electronic trading for CDS indices in 2004 Leader in bringing electronic trading and processing innovation to the CDS marketplace Proven success with both voice and electronic models serving inter-dealer market + 97% CAGR + 160% CAGR (1) Notional trading is based on the underlying notional value of all completed transactions during each time period.

12 CDS: One of Fastest Growing OTC Markets + 95% CAGR Indexation and E-Trading Tranches and Options Fixings Correlation volatility Documentation backlog LCDS, ABX Continued backlog Subprime and credit crisis Greater regulatory scrutiny Source: ISDA (1) Notional outstanding represents the total underlying notional value of all outstanding CDS contracts at the end of each time period. Global CDS Notional Value Outstanding(1) ($ in trillions) Industry Events

Addressing Calls for Improved OTC Processing

Well positioned to provide needed improvements in CDS and OTC processing through a range of innovative services.

President's Working Group Recommendations
March 13, 2008

- Dramatic increases in CDS volume growth have prompted calls by market participants and regulators for improved OTC processing infrastructure
- *"As trading volumes have surged, so has price volatility, but market infrastructure has not sufficiently evolved to support this expansion. We need a functional, well-designed industry cooperative that can meet the needs of the OTC derivatives markets in the years ahead."* – U.S. Secretary Treasury Henry Paulson
- Combination of Creditex and ICE assets well positioned to deliver on the vision articulated by the PWG:
  - Operationally reliable and scalable infrastructure with flexible open architecture
  - Ambitious standards for accuracy and timeliness of trade matching errors
  - Captures all significant processing events over entire lifecycle of trades
  - Accommodates all major asset classes and product types

Operations Management Group CDS Targets
March 27, 2008

- The Operations Management Group (an industry leadership group) recently announced new goals and targets to address the critical operational issues in the credit derivatives market
  - New targets: T+0 submission and trade allocation, T+5 trade matching, 90%+ accuracy rates
  - Electronic novation consent required by December 31, 2008 (replacing existing email process)
  - Comprehensive electronic workflow for processing complex "novation" and "allocation" transactions
  - Electronic submission of trades to Trade Information Warehouse
- Customer feedback shows that T-Zero is the <u>only</u> platform that provides all functionality required to achieve OMG targets for CDS

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Creditex Group Electronic Innovations for Dealer Market

VolumeClearing

- Anonymous electronic big block execution for indices, single-names and index tranches
- Creates additional trading opportunities
- Innovative e-trading model being embraced by CDS traders in North America

Delta-Neutral Auction

- Multi-lateral auction for curve risk management
- Allows mutual curve risk reduction between dealers without position disclosure
- Auctions being adopted by dealers in both Europe and North America

Credit Fixings and Cash Settlement Auctions

- Tradeable Credit Fixings provides fair and reliable benchmarks that promote CDS investor confidence
- Cash settlement auctions developed with ISDA, Markit and major dealers
- Auctions now market-standard for settlement of CDS contracts following default

Q-WIXX

- Electronic dealer-client execution for large single-name CDS lists
- Comprehensive automation of process that is error-prone using traditional manual methods
- Platform launched with backing from several large credit derivative dealers

T-Zero

- Post-trade processing platform for CDS offering STP and affirmation services
- Novations+ functionality automates novations – assignment of CDS contracts to a third party
- GoldSync+ connectivity provides real-time integration with the DTCC trade warehouse

CDS Netting

- Multi-lateral netting process for efficient reduction of CDS contracts through offset process
- Offers significant, immediate operational risk reduction and capital relief benefits
- Service currently being introduced in Europe and North America

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15 Combining Strengths to Serve the Growing CDS Market Brings proven M&A integration skill and the leaders in respective asset classes together Combines Creditex's advanced CDS platform with ICE's leading OTC platform Provides immediate solutions for improved OTC processing and infrastructure in credit derivatives Combines ICE's proven leadership in OTC markets and clearing with Creditex's leadership position as an OTC CDS operator Management Leadership and Innovation Electronic Capabilities Strong OTC Relationships OTC Processing Expand Creditex offerings to serve additional OTC financial asset classes Opportunity for Product Expansion Builds on global presence of both Creditex and ICE to serve global customer base Global Reach Combines Creditex's well regarded voice brokerage capabilities with ICE's voice brokers and YellowJacket technology Voice Brokerage